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                                                                    Exhibit 23.1

[LOGO]          BDO International               5 Shenton Way w07.00
                Certified Public Accountants    Ulc Building Singapore 068808
                                                Telephone. 65-6828 9118
                                                Telefax 65-6828 9111
                                                E-mail:info@bdo.com
                                                www.bdo.com



Trio-Tech International
Van Nuys.CA



                        Consent of Independent Auditors

We hereby consent to the incorporation by reference in Registration Statement No.333-38082 on Form S-3 and No.333-40102 on Form S-8 of Trio-Tech International of our report dated September 6, 2002, relating to the consolidated financial statements of Trio-Tech International appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.



/s/ [ILLEGIBLE]

BDO International

Singapore
September 24, 2002